SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                _________________________________

                            FORM 8-K


                         CURRENT REPORT

             PURSUANT TO SECTION 3 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):
                        January 17, 1995


                     NATIONSBANK CORPORATION
     (Exact name of registrant as specified in its charter)


                         North Carolina
                    (State of Incorporation)

                             1-6523
                    (Commission File Number)

                           56-0906609
                (IRS Employer Identification No.)

                  NationsBank Corporate Center
                    Charlotte, North Carolina
           (Address of principal executive offices)

                              28255
                           (Zip Code)

                         (704) 386-5000
       Registrant's telephone number, including area code)

Item 5.  Other Events.

     Release of Fiscal Year Earnings. On January 17, 1995, the Registrant announced financial results reporting net income for the 1994 fiscal year of $1.7 billion or $6.12 per common share.
A copy of the press release announcing the results of the Registrant's 1994 fiscal year ended December 31, 1994 is filed as
Exhibit 99.1 to this Current Report.

Item 7.   Exhibits.

     The following exhibit is filed herewith:

     Exhibit No.              Description

        99.1               Press release dated January 17, 1995
                           with respect to the Registrant's
                           financial results for the fiscal
                           year ended December 31, 1994.

                           Signatures


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              NATIONSBANK CORPORATION


                              By:\s\ MARC D. OKEN
                                   Marc D. Oken
                                   Executive Vice President and
                                     Chief Accounting Officer

January 26, 1995